SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

Cellular Technical Services Company, Inc.
-----------------------------------------
(Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2003


To Our Stockholders:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), which will be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 5, 2003, at 10:00 a.m. local time, for the following purposes:

     1. To elect one (1) Class III director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

     2.   To approve the 2002 Stock Incentive Plan;

     3. To authorize an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-three reverse stock split; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has set the close of business on April 25, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                     By Order of the Board of Directors



                                     Bruce R. York
                                     Vice President, Chief Financial Officer and
                                     Corporate Secretary

Seattle, Washington
May __, 2003


IMPORTANT NOTE

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your Proxy Card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2003
                           __________________________

                                 PROXY STATEMENT
                           __________________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 5, 2003, at 10:00 a.m. local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The mailing address of the principal office of the Company is 2815 Second Avenue, Suite 100, Seattle, Washington 98121.

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about May 5, 2003. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 2002, a copy of which also accompanies this Proxy Statement.

BUSINESS AT THE ANNUAL MEETING

At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     1. The election of one (1) Class III director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;
     2.   Approval of the 2002 Stock Incentive Plan;
     3. Authorization of an amendment to the Company's Restated Certificate of Incorporation to effect a one-for-three reverse stock split; and
     4. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

VOTING RIGHTS AND SOLICITATION OF PROXY

STOCKHOLDERS ENTITLED TO VOTE
The Board of Directors has set the close of business on April 25, 2003 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting. As of April 18, 2003, there were 2,291,770 shares of Common Stock issued and outstanding.

VOTING IN PERSON OR BY PROXY
All shares of Common Stock represented by a properly executed and returned proxy will be voted at the Annual Meeting and, when instructions are given by the stockholder and not properly revoked, will be voted in accordance with those instructions. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the election of the Class III director nominee described in this Proxy Statement, approval of the 2002 Stock Incentive Plan and authorization of the amendment to the Company's Restated Certificate of

Incorporation to effect a one-for-three reverse stock split. Executing and returning a proxy will not limit a stockholder's right to attend the Annual Meeting, or otherwise prevent a stockholder from properly revoking such proxy and voting the shares of Common Stock represented by such proxy in person at the Annual Meeting.

REVOCATION OF PROXY
A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by any of the following methods: (i) by delivering a written revocation or properly executed proxy bearing a later date than the previously submitted proxy to the Company's Corporate Secretary received at the Company's principal office, 2815 Second Avenue, Suite 100, Seattle, Washington 98121, no later than the last business day prior to the date of the Annual Meeting; or (ii) if the stockholder attends the Annual Meeting in person, by delivering a written revocation to an inspector of election at the Annual Meeting or voting by ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

SOLICITATION OF PROXY
The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, courier, Internet transmission, or other like manner. The cost of preparing, assembling, and mailing this Proxy Statement and the accompanying Notice of Annual Meeting and proxy is to be borne by the Company. The Company also may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

QUORUM AND VOTING REQUIREMENTS

QUORUM
The attendance, in person or by a properly executed and returned proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the actions proposed at the Annual Meeting. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Annual Meeting for determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal in person or by proxy, usually because the nominee does not have discretionary voting power with respect to that item and has not received timely instructions from the beneficial owner.

VOTE REQUIRED
Each share of Common Stock entitles the holder to one vote on each proposal submitted to a vote of the stockholders at the Annual Meeting.

Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Stockholders may vote in favor of the nominee or withhold their votes as to the nominee. Checking the box that withholds authority to vote for the nominee is the equivalent of abstaining. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director. Shares subject to abstention with respect to any other matter are considered shares entitled to, and voted, with respect to that matter. Shares subject to broker non-votes with respect to any other matter are not considered as shares entitled to vote with respect to that matter. However, because an affirmative vote of a majority of the shares of Common Stock outstanding is required to amend the Company's Restated Certificate of Incorporation, broker non-votes will have the same effect as a vote "against" the proposed amendment.

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposed amendment to the Company's Restated Certificate of Incorporation will be required to authorize the amendment. The affirmative vote of the majority of shares of Common Stock represented, in person or by proxy, at the Annual Meeting will be required for approval of the 2002 Stock Incentive Plan and of any other matter that is submitted to a vote of the stockholders.

PROPOSAL 1:  ELECTION OF CLASS III DIRECTOR

The Board of Directors of the Company is divided into three classes pursuant to the Company's Restated Certificate of Incorporation and Bylaws. The term of office of the Class III director expires at the Company's 2003 Annual Meeting of Stockholders, and the term of office of Class I and II directors expires at the Company's 2004 and 2005 Annual Meetings of Stockholders, respectively. Each director elected to succeed a director whose term expires is elected to a term of office expiring at the third Annual Meeting of Stockholders following his election and, in each case, until his successor is elected and qualified.

One director of the Company is to be elected as a Class III director at the Annual Meeting, to hold office for a term expiring at the Company's 2006 Annual Meeting of Stockholders and until his successor is elected and qualified. The Company's current Class III director, Stephen Katz, has been nominated to be reelected as a Class III director at the Annual Meeting. Such nominee has indicated he is willing and able to serve as a Class III director. In the event that the nominee is unable to accept election or if any other unforeseen contingency should arise, each properly executed and returned proxy that does not direct otherwise will be voted for such other person as may be designated by the Board of Directors. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the Class III director nominee identified above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE IDENTIFIED ABOVE

CURRENT MEMBERS OF THE BOARD OF DIRECTORS
The Company's Restated Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three, nor more than fifteen, as determined by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors or the Company's stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

The current directors of the Company and their respective classes and terms of office are as set forth below. Biographical information for the directors is provided elsewhere in this Proxy Statement.

           DIRECTOR                    CLASS              TERM EXPIRES AT
           --------                    -----              ---------------
         Stephen Katz                   III             2003 Annual Meeting
        Joshua J. Angel                  I              2004 Annual Meeting
    Lawrence J. Schoenberg              II              2005 Annual Meeting
         Barry J. Beil                  II              2005 Annual Meeting

Mr. Beil was elected to the Board of Directors after the resignation of Henry B. Ellis.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During the year ended December 31, 2002, the Board of Directors held four meetings. During 2002, no director attended fewer than 75% of the aggregate of:
(i) the number of meetings of the Board of Directors held during the period he served on the Board; and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

The Board of Directors has a standing Compensation and Stock Option Committee. This committee reviews and approves the compensation, bonus, and stock option grants of all officers of the Company, reviews guidelines for compensation, bonus, and stock option grants for non-officer employees and has authority and control over the administration of the Company's stock option plans. This committee currently consists of Messrs. Angel (Chairman), Schoenberg and Beil. During 2002, this committee held two meetings.

The Board of Directors has a standing Audit Committee, whose functions are described below. This committee currently consists of Messrs. Schoenberg (Chairman), Beil and Angel. This committee held five meetings in 2002.

AUDIT COMMITTEE
Each member of the Audit Committee meets the independence requirements for audit committee members under the listing standards of the NASDAQ SmallCap Market, on which the Company's Common Stock is listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below.

AUDIT COMMITTEE REPORT
Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended December 31, 2002, the Audit Committee:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Ernst & Young LLP, the Company's independent public accountants.

     2. Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit.

     3. Received the written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Ernst & Young LLP's independence with Ernst & Young LLP and considered whether the provision of non-audit services rendered by Ernst & Young LLP was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

     4. Reviewed quarterly financial results with members of management and with the independent auditors prior to public release.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully,

Lawrence J. Schoenberg
Henry B. Ellis
Joshua J. Angel

DIRECTOR COMPENSATION
Each director serving in 2002 who was not an officer or employee of the Company received an award of restricted shares of the Company's common stock, contingent upon stockholder approval of the 2002 Stock Incentive Plan (see Proposal 2 below) and is reimbursed for his out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings or other Company business. No cash payments other than reimbursement of expenses were made to non-employee directors during 2002.

In December 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan ("1993 Plan") pursuant to which each person who is not a salaried employee of the Company who first becomes a director after December 29, 1993 shall be granted on the date he first becomes a director an option to purchase 2,000 shares of Common Stock and on January 2 of each year beginning with January 2, 1994, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 1,200 shares of Common Stock. In addition, the 1993 Plan authorizes the Board of Directors to approve additional stock option grants to such non-employee directors. The per share exercise price of each option granted under the 1993 Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation and Stock Option Committee of the Board of Directors consists of Messrs. Angel (Chairman), Schoenberg and Beil. None of such committee members is or has been an officer or employee of the Company.

PROPOSAL 2:  APPROVAL OF 2002 STOCK INCENTIVE PLAN

On June 5, 2002, the Board adopted the 2002 Stock Incentive Plan ("2002 Plan"), subject to stockholder approval. The Board believes that the 2002 Plan will be of benefit to the Company by enabling the Company to attract, retain and reward directors, officers and executives and to strengthen the existing mutuality of interests between such persons and the Company's stockholders. The Board believes that this arrangement will help preserve the Company's cash balances by compensating certain persons utilizing restricted shares of the Company's common stock.

DESCRIPTION OF THE 2002 PLAN
Set forth below is a summary of the principal features of the 2002 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2002 Plan and is qualified in its entirety by reference to the 2002 Plan, a copy of which is attached as Appendix A and incorporated herein by this reference.

Administration. The 2002 Plan will be administered by the Compensation and Stock Option Committee of the Board or any successor thereto (the "Committee"). The Committee will have the authority to select eligible recipients, grant awards and determine the terms and conditions thereof.

Shares Available. The total number of shares of Common Stock reserved and available for issuance under the 2002 Plan shall be 195,000 shares. These amounts are subject to adjustment as provided in the 2002 Plan, including an appropriate adjustment if the reverse stock split described in Proposal 3 below is approved. To the extent any shares subject to award are forfeited, such shares will become available for subsequent awards under the 2002 Plan.

Eligibility. Awards will be granted only to persons who are directors, officers or executives of the Company or of any parent or subsidiary. On March 31, 2003, the Company had two executives and three directors. The committee determines the eligible recipients to whom, and the time or times at which, awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the participant for the acquisition of restricted stock; and the restricted period applicable to awards.

Unless permitted by the Committee pursuant to the express terms of an award agreement, awards will not be transferable for at least one year other than by will or the laws of descent and distribution. The Committee may allow for a lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion.

Term and Conditions of Restricted Shares. The 2002 Plan authorizes grants of restricted shares. Restricted shares are shares of Common Stock subject to a restricted period of a minimum of one year, as determined by the Committee. The term of each award will be for such period as may be determined by the Committee. Except to the extent set forth in a particular award, a person granted restricted shares will generally have all of the rights of a stockholder of the Company, including the right to vote the restricted shares. However, during any period that restricted shares are subject to restrictions imposed by the Committee, the restricted shares may not be transferred or encumbered by an award holder. Upon termination of an award holder's employment with the Company or the cessation of his services as a director to the Company during the restricted period, restricted shares will be forfeited and reacquired by the Company. The Committee will determine the time or times at which, and the circumstances under which, any restrictions imposed on restricted shares will lapse and may shorten or waive a restricted period. No award may be made under the 2002 Plan after October 6, 2012.

Amendment and Termination. The Board will have the right to amend, alter or discontinue the 2002 Plan, but no amendment, alteration, or discontinuation shall be made that would increase the number of shares of Common Stock available under the Plan (other than adjustments due to a change of control, recapitalization, merger or other event affecting the number or kind of shares held by all stockholders (a "Recapitalization")) or change the eligibility requirements unless stockholder approval is obtained. Additionally, no amendment, alteration or discontinuation shall be made that would impair the rights of a participant under any award theretofore granted without such participant's consent.

Right of Company to Terminate Awards in Event of Change in Control. Upon the occurrence of a change in control of the Company, the Committee may cancel any outstanding awards in exchange for payment in cash or other property of the fair market value of the shares covered by such awards.

Right of Company to Adjust Awards in the Event of a Recapitalization. In the event of a Recapitalization, the Committee may, in its sole discretion, make an equitable substitution or adjustment in the aggregate number and/or kind of shares reserved for issuance under the 2002 Plan and in the kind and number of shares subject to outstanding awards.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2002 PLAN
Set forth below is a brief summary of the federal income tax consequences to award recipients and to the Company as a result of the grant and exercise of awards under the 2002 Plan. This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and Internal Revenue Service rulings in effect on the date hereof. This summary does not discuss any potential foreign, state, or local tax consequences.

Generally, a recipient of restricted shares will recognize ordinary compensation income as a result of the receipt of restricted shares in an amount equal to the fair market value of the shares of Common Stock when such shares first cease to be subject to a prohibition on transfer or to a substantial risk of forfeiture. The amount of income realized will be the value of the shares at the date the shares first become transferable or cease to be subject to substantial risk of forfeiture. However, if such a recipient makes a valid election under Section 83(b) of the Internal Revenue Code, the restricted shares will be taxable at the date of receipt of the shares and the recipient will realize ordinary income upon the grant of the restricted shares in an amount equal to the value of the Shares without regard to the restrictions on transferability and the risk of forfeiture. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by a participant in the year such income is recognized. When a participant sells restricted stock, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted basis in the restricted stock.

The 2002 Plan provides for the restricted shares to be held in escrow until the stockholders of the Company approve the 2002 Plan.

The closing market price of the shares of Common Stock on March 31, 2003 was $0.70 per share as reported by the Nasdaq SmallCap Market System.

BENEFITS UNDER THE 2002 PLAN
The restricted share awards listed below were made to eligible persons under the 2002 Plan in lieu of cash compensation for Board service during 2002 and are contingent upon stockholder approval of the 2002 Plan. Upon his resignation as a director, Mr. Ellis' award was forfeited.

         Participant                     Title              Date of Award      Dollar Value of     Number of Shares
         -----------                     -----              -------------      ---------------     ----------------
                                                                                    Shares
                                                                                    ------
Lawrence J. Schoenberg         Non-employee Director      October 7, 2002          $12,840              12,000
Henry B. Ellis                 Non-employee Director      October 7, 2002           12,840              12,000
Joshua J. Angel                Non-employee Director      October 7, 2002           11,770              11,000
Stephen Katz                   Chairman                   April 10, 2003            49,500              45,000
                                                                                    ------              ------
Total                                                                              $85,950              80,000
                                                                                   -------              ------
Shares Remaining Avail.                                                                                 115,000
                                                                                                        -------


EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Company's equity compensation plans as of December 31, 2002.

       Plan Category                    A                           B                              C
                           Number of securities to      Weighted average exercise       Number of securities remaining
                           be issued upon exercise      price of outstanding options,   available for future issuance under
                           of outstanding options,      warrants and rights securities  equity compensation plans (excluding
                           warrants and rights          reflected in column (A)         securities reflected in column (A))

Equity compensation plans                  240,009                           $8.17                                 148,951
approved by security holders


                                       9

Equity compensation plans                   35,000                              --                                  75,000
not approved by security
holders (1)
------------------------------------------------------------------------------------------------------------------------------
Total                                      275,009                              --                                 223,951


(1) On June 6, 2002, the Board of Directors adopted the 2002 Plan and issued restricted shares to its non-management directors subject to stockholder approval. As of the date hereof, 68,000 shares were so issued to directors under the 2002 Plan and 127,000 shares are available for future issuance. This Plan is being submitted for stockholder approval at this annual meeting of stockholders.

REQUIRED VOTE AND RECOMMENDATION
Approval of the 2002 Plan requires the number of votes cast in favor of the 2002 Plan to exceed the number of votes cast in opposition to the 2002 Plan. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the 2002 Plan. Shares represented by proxies will be voted for the approval of the 2002 Plan unless authority to do so is withheld.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2002 PLAN.


PROPOSAL 3:    APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
               INCORPORATION IN ORDER TO EFFECT A ONE-FOR-THREE REVERSE STOCK
               SPLIT OF THE COMPANY'S COMMON STOCK

GENERAL

     The Company's Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders of the Company authorize an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") to effect a one-for-three reverse stock split (the "Reverse Split") and to provide for the payment of cash in lieu of fractional shares otherwise issuable in connection with the Reverse Split. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

     If the Reverse Split is approved, the Board of Directors will have the authority, without further stockholder approval, to effect the Reverse Split, pursuant to which each of the Company's presently outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio of one New Share for each three Old Shares. The Board of Directors would also have the authority to determine the exact timing of the Reverse Split, which may be at any time on or prior to July 31, 2003, without further stockholder approval. The timing will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and other intended benefits of the Reverse Split to stockholders and the Company. See the information below under the caption "Purpose of the Reverse Split." The text of the proposed Amendment is set forth on Appendix B to this Proxy Statement.

     The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments and the Company's actual and projected financial performance.

     Except for changes due to the Company's purchase of fractional shares, the Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

PURPOSES OF THE REVERSE SPLIT

     The Company's Common Stock is quoted on Nasdaq's SmallCap Market (the "SmallCap Market"). In order for Common Stock to continue to be quoted thereon, the Company and the Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, the Company is required to maintain a minimum bid price of at least $1.00 per share.

     Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for thirty consecutive business days and does not thereafter regain compliance for a minimum of ten consecutive business days during the 180 calendar days following notification by Nasdaq, Nasdaq may delist the Common Stock from trading on the SmallCap Market. If a delisting were to occur, the Common Stock would trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternatives are generally considered to be less efficient markets. The Company has been advised by Nasdaq that the Common Stock had not met Nasdaq's minimum bid price closing requirement for thirty consecutive trading days and that, if the Company is unable to demonstrate compliance with this requirement by April 30, 2003, its Common Stock would be delisted at the opening of business on May __, 2003 (subject to the Company's right for a hearing and stay of the delisting during the hearing period). The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance is also required to achieve compliance with this requirement.

     The principal purpose of the Reverse Split Proposal is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement. While there can be no assurance that after effectuating the Reverse Split, the Company will continue to meet the minimum bid price or other requirements of Nasdaq for continued inclusion for trading on the SmallCap Market, the Company believes that it will be in compliance with those requirements.

     Giving the Board authority to implement the Reverse Split will avoid the need to call a special meeting of, or seek consents from, stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's listing maintenance criteria. The Company also believes that maintaining the Company's SmallCap Market listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in financing and other transactions in which the Company may engage.

CERTAIN EFFECTS OF THE REVERSE SPLIT

     The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock:

Number of Shares                          Prior to the Reverse Split               Subsequent to Reverse Split

Authorized                                                30,000,000                                30,000,000

Outstanding(1) (2)                                         2,291,770                                   763,923

Available for Future Issuance                             27,708,230                                29,236,077


_________________

(1) Gives effect to the Reverse Split as if it occurred on the Record Date, subject to adjustment resulting from the repurchase by the Company of fractional shares.

(2) Excludes shares of Common Stock issuable (i) upon the exercise of outstanding options under the Company's Stock Option Plans, and (ii) subject to approval by stockholders, pursuant to outstanding awards under the Company's 2002 Plan. Upon effectiveness of the Reverse Split, each option will entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire immediately prior to the Reverse Split divided by three at an exercise price equal to the price in effect immediately prior to the Reverse Split multiplied by three. The number of shares that are issuable under awards under the Incentive Plan will not be adjusted.

     Stockholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by three (before adjustment for fractional shares, as described below)). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple of three or result in the permanent increase in the market price (which is dependent upon many factors, including, but not limited to, the Company's performance and prospects). Also, should the market price of the Common Stock decline, the percentage decline may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. There can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     If the Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Split. The Board may delay effecting the Reverse Split until July 31, 2003 without resoliciting such stockholder approval. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

     Promptly after the Effective Date, stockholders will be notified that the Reverse Split has been effected. The Company's transfer agent, Continental Stock Transfer and Trust Company, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

FRACTIONAL  SHARES

     No scrip or fractional certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by three, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day prior to the Effective Date (or if such price is not available, the average of the last bid and ask prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

     Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

NO DISSENTER'S RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

     No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split (except to the extent of any cash received in lieu of a fraction of a New Share). Cash payments in lieu of a fractional New Share should be treated as if the fractional share were issued to the stockholder and then redeemed by the Company for cash pursuant to Section 302 of the Internal Revenue Code of 1986, as amended. A Company stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss if the payment of cash in lieu of the fractional share is undertaken solely for the purpose of saving the Company the expense and inconvenience of issuing and transferring fractional shares, is not separately bargained for consideration and the payment is "not essentially equivalent to a dividend" with respect to the stockholder under the federal income tax law. For this purpose, a payment is not essentially equivalent to a dividend if it results in a "meaningful reduction" in the stockholder's percentage interest in the Company, taking into account the constructive ownership rules and redemptions of fractional shares from all the stockholders. The Internal Revenue Service has ruled publicly that any reduction in the percentage interest of a small minority stockholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction.

     The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

REQUIRED VOTE AND RECOMMENDATION
Approval of the Amendment and the Reverse Split requires the holders of a majority of the issued and outstanding shares of Common Stock to vote in favor of the Amendment and the Reverse Split. Abstentions and broker non-votes will be counted as votes cast in opposition to the approval of the Amendment and the Reverse Split. Shares represented by proxies will be voted for the approval of the Amendment and the Reverse Split unless authority to do so is withheld.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND THE REVERSE SPLIT.


OTHER BUSINESS AT ANNUAL MEETING
As of the date of this Proxy Statement, the Company's management knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

SECURITY OWNERSHIP
The following table and footnotes thereto set forth, as of April 17, 2003, information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company;
(iii) the Chief Executive Officer and each of the other executive officers of the Company who received salary and bonus in excess of $100,000 during 2002 (collectively, the "Named Executive Officers"); and (iv) all current directors and executive officers of the Company as a group.

                                                             AMOUNT AND NATURE               PERCENT OF
                                                               OF BENEFICIAL                OUTSTANDING
 NAME OF BENEFICIAL OWNER                                     OWNERSHIP (1)                    SHARES
 ------------------------                                     -------------                    ------
 Stephen Katz
 20 E. Sunrise Highway, Suite 200
 Valley Stream, NY  11581................................                  186,194  (2)            8.0%


                                       14

 Lawrence J. Schoenberg..................................                   20,950  (3)               *
 Joshua J. Angel.........................................                    3,200  (4)               *
 Barry J. Beil...........................................                     ----                    *
 Bruce R. York...........................................                   12,820  (5)               *
 All directors and executive officers as a group
 (5 persons).............................................                  223,164  (6)            9.4%
___________________________

* Less than 1%

     1. Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person or group.

     2. Includes 41,273 shares held by a partnership controlled by Mr. Katz and 3,090 shares held by a trust for the benefit of his wife. Also includes 43,290 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.

     3. Consists of 20,950 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.

     4. Consists of 3,200 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.

     5. Includes 12,820 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.

     6. Includes an aggregate of 83,460 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the United States Securities and Exchange Commission ("SEC") . The Company believes that its reporting persons complied with all Section 16(a) filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2002.

MANAGEMENT AND DIRECTORS

The name, age, position with the Company, and biographical information with respect to each of the Company's current directors and executive officers are provided below.

NAME                           AGE          POSITION WITH COMPANY
----                           ---          ---------------------
Stephen Katz                   59           Chairman of the Board of Directors,
                                            Chief Executive Officer and Acting
                                            President
Lawrence J. Schoenberg         70           Director
Joshua J. Angel                67           Director
Barry J. Beil                  __           Director
Bruce R. York                  48           Vice President, Chief Financial
                                            Officer and Secretary

Stephen Katz, Chairman of the Board of Directors, was Acting Chief Executive Officer and Acting President from November 1992 until February 1994, at which time he became Chief Executive Officer. Mr. Katz was re-appointed as Acting President in September 1998. Mr. Katz has been Chairman of the Board and a director of the Company since its inception and a member of the Management Committee of the predecessor partnership during the entire period of its existence. From September 1984 until September 1995, Mr. Katz was Chairman of the Board, Chief Executive Officer and until September 1993, President of Nationwide Cellular Service, Inc., which was the Company's majority stockholder until May 1992 and its largest stockholder, owning 34% of its outstanding shares, until September 1995. At that time such shares were distributed to Nationwide's stockholders, immediately prior to Nationwide's merger with MCI Communications Corp. Mr. Katz served as Chief Executive Officer of Global Payment Technologies, Inc. (formerly Coin Bill Validator, Inc.) from May 1996 through March 2003 and as its Chairman of the Board from September 1996 to April 2003. Global Payment Technologies is engaged in the business of currency validation.


Lawrence J. Schoenberg joined the Company as a director in September 1996. Mr. Schoenberg also serves as Director of Government Technology Services, Inc., Merisel, Inc., and Sunguard Data Services, Inc. Former directorships include Systems Center, Inc. (which was sold to Sterling Software, Inc.), SoftSwitch, Inc. (which was sold to Lotus/IBM Corp.), Forecross Corporation, Image Business Systems, Inc., and Penn America Group, Inc. Mr. Schoenberg founded AGS Computers, Inc. in 1967 and served as its Chief Executive Officer until 1991. The company was sold to NYNEX in 1988. The micro-computer segment subsequently became a part of Merisel, Inc.

Barry J. Beil has been a director of the Company since April 2003. From 1980 to 1998 he was President and Chief Executive Officer of Sheldon Electric Co., Inc., a New York City based electrical contractor. Since 1985 he has been President of Hampton Hills Operating Corp. and Managing Partner of Hampton Hills Associates which collectively own and operate the Hampton Hills Golf & Country Club. Since 1996 he has been the Managing Member of Rugby Recreational Group LLC which owns and operates the Fox Hill Golf & Country Club. Since 1988 he has been Vice President and Secretary of M&M Beach Properties, Inc., a developer and builder of residential properties.

Joshua J. Angel has been a director of the Company since June 6, 2001. Mr. Angel is Founder and Senior Managing Shareholder of Angel & Frankel, P.C., a New York based law firm specializing in commercial insolvency and creditors' rights. Mr. Angel serves as a director of Dynacore Holdings Corporation. Mr. Angel has a B.S. from N.Y.U. and an L.L.B. from Columbia University.

Bruce R. York joined the Company in April 1999 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. York was the Director of Finance of Cell Therapeutics, Inc., a biopharmaceutical company, from February 1998 to February 1999. From May 1987 to January 1998, Mr. York held various positions with Physio Control International Corporation, a manufacturer of external defibrillators, in Seattle and London, including Director of Business Planning, Director of Finance - Europe, Director of Finance and Corporate Controller, and Finance Manager. From September 1978 to April 1987, Mr. York held several positions with Price Waterhouse in Seattle and New York, including Senior Tax Manager. Mr. York is a C.P.A. and has an A.B. and an M.B.A. from Dartmouth College.

The Company's officers are elected annually and serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Named Executive Officers for services in all capacities to the Company during fiscal years 2002, 2001 and 2000.

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                              ANNUAL COMPENSATION                                  AWARDS(1)
                                                                                                   ---------
                                                                                                  SECURITIES
                                                                               OTHER ANNUAL       UNDERLYING       ALL OTHER
                             YEAR      SALARY                BONUS             COMPENSATION         OPTIONS       COMPENSATION
                             ----      ------                -----             ------------         -------       ------------
Stephen Katz............     2002           $50,000                  $0                 $322         10,000         $   0
 Chairman of the Board of    2001            99,355                   0                  645         15,000             0
 Directors and Chief         2000           108,458              60,000                  543         70,000             0
 Executive Officer (2)
Bruce R. York...........     2002          $120,000                  $0              $16,666         10,000             0
 Vice President, Chief       2001           116,651              18,750               14,690         15,000             0
 Financial Officer and       2000           106,858              70,000                5,308          7,500             0
 Corporate Secretary (3)
______________________________________

     1. None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 2002, 2001 or 2000.

     2. Other annual compensation represents taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

     3. Other annual compensation for 2002 includes 401(k) matching contributions by the Company of $5,641, an automobile allowance of $10,800 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan. Other annual compensation for 2001 includes 401(k) matching contributions of $6,817 an automobile allowance of $7,650 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan. Other annual compensation for 2000 includes 401(k) matching contributions of $5,083 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

GRANTS OF STOCK OPTIONS IN 2002
The following table sets forth information as to all grants of stock options to the Named Executive Officers during 2002.

                                                INDIVIDUAL GRANTS (1)
                              ---------------------------------------------------------
                                NUMBER OF      % OF TOTAL
                               SECURITIES       OPTIONS                                     POTENTIAL REALIZABLE VALUE
                               UNDERLYING      GRANTED TO                                   AT ASSUMED ANNUAL RATES OF
                                 OPTIONS       EMPLOYEES       EXERCISE      EXPIRATION    STOCK PRICE APPRECIATION FOR
           NAME                GRANTED (2)      IN 2002          PRICE          DATE               OPTION TERM       (3)
           ----                -----------     ----------      --------      ----------    -----------------------------
                                                                                               AT 5%        AT 10%
                                                                                               -----        ------
Stephen Katz..............         10,000           13.3%         $0.99         9/22/12       $6,226        $15,778
Bruce R. York............          10,000           13.3%          0.99         9/22/12        6,226         15,778

______________________________________

     1. No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during 2002.

     2. The options become exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date. The options are exercisable over a ten-year period.

     3. The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the SEC and are not intended to forecast future appreciation of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is unaware of any formula that would determine with reasonable accuracy a present value based upon future unknown factors.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES
The following table sets forth information with respect to the exercise of stock options during 2002 by the Named Executive Officers and unexercised options held by them on December 31, 2002.

                                                                      NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                    SHARES                                OPTIONS AT               DECEMBER 31, 2002
                                   ACQUIRED            VALUE            DECEMBER 31, 2002             EXERCISABLE/
NAME                              ON EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE (1)    UNEXERCISABLE (2)
------------------------          -----------        --------      -----------------------------    -----------------


Stephen Katz..............             0               $0               43,290/55,110                   $0/$0
Bruce R. York.............             0                0               11,820/27,880                   $0/$0

______________________________________

     1. There were no SAR exercises during 2002 and no SARs were outstanding at December 31, 2002.

     2. The closing price for the Company's Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2002 was $0.69 per share. Value is calculated by multiplying: (i) the difference between $0.69 and the option exercise price, by (ii) the number of shares of Common Stock underlying the option.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the performance graph on the following page, and the Audit Committee Report on page six shall not be incorporated by reference to any such filings.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE CELLULAR TECHNICAL SERVICES COMPANY, INC.

The Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") is currently comprised of Messrs. Joshua J. Angel, Lawrence J. Schoenberg, and Barry J. Beil, each outside directors of the Company. The Committee reviews and approves all decisions relating to the compensation, bonus, and stock option grants for the officers of the Company. The Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees, and maintains authority and control over the administration of the Company's stock option plans.

It is the philosophy of the Committee that officers of the Company are paid base salaries in line with their responsibilities, and that other compensation of officers should be closely aligned with the financial performance of the Company. Therefore, benefits are provided to management through stock option incentives and bonuses that are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. In reviewing Company performance, consideration is given to sales and earnings and an evaluation is made of strategic planning and the Company's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of the Company, it is also, to a lesser extent, subjective.

The Committee annually reviews and evaluates the compensation of Stephen Katz, the Chief Executive Officer. The Committee generally examines the same factors for Mr. Katz as it examines with respect to the other officers.

The Committee has not developed a policy with respect to amending pay policies or asking stockholders to vote on "pay for performance" plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest-paid executives exceed $1 million in future years.

The foregoing report is approved by all members of the Committee.

Compensation and Stock Option Committee:             Joshua J. Angel
                                                     Lawrence J. Schoenberg
                                                     Barry J. Beil

PERFORMANCE GRAPH
Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since December 31, 1997, with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Telecommunications Stocks Index. The graph assumes that $100 was invested on December 31, 1997 in the Company's Common Stock and each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                                  12-31-97   12-31-98    12-31-99   12-31-00   12-31-01    12-31-02
Cellular Technical Services Company, Inc.           100.0      12.1       24.3        9.7        8.0        2.3
NASDAQ Stock Market Index (U.S.)                    100.0      141.0      261.5       157.4      124.9      86.3
NASDAQ Telecommunications Stocks                    100.0      164.9      295.0       125.5      84.2       38.8


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Ernst & Young, LLP, independent public accountants, served as the Company's independent public accountants for the year ended December 31, 2002. A representative of that firm is expected to be available via telephone during the Annual Meeting to respond to appropriate questions from stockholders and to make a statement should he desire to do so.

AUDIT FEES
Audit fees billed to the Company by Ernst & Young, LLP for its audit of the Company's consolidated annual financial statements for the years ended December 31, 2001 and 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for that year totaled $209,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
The Company did not engage Ernst & Young, LLP to provide advice to the Company regarding financial information system systems design and implementation during the years ended December 31, 2001 and 2002.

TAX FEES
Tax fees billed to the Company by Ernst & Young LLP for the year ended December 31, 2001 totaled $25,000. No tax fees were billed to the Company for the year ended December 31, 2002.

ALL OTHER FEES
The Company did not engage Ernst & Young, LLP to provide any other non-audit services to the Company during 2001 or 2002.

In connection with the revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee considers whether the provision of such services would be compatible with maintaining the independence of Ernst & Young, LLP. There were no such services provided in 2002. The Audit Committee has approved the audit fees of Ernst & Young, LLP for 2002.

ANNUAL REPORT AND FORM 10-K

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 was mailed to stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 was filed with the SEC. Stockholders may obtain a copy of such Annual Report on Form 10-K, including the financial statements, schedules, and list of exhibits thereto, without charge, by writing to Cellular Technical Services Company, Inc., 20 East Sunrise Highway, Suite 201, Valley Stream, New York 11581-1260, Attention:
Investor Relations. If specified in such request, and upon payment of a reasonable fee for reproduction and mailing expenses, the Company will also furnish stockholders with a copy of any exhibit to the Annual Report on Form 10-K. In addition, the Company's Annual Report on Form 10-K is available over the Internet at the Company's website, http://www.cellulartech.com, or at the SEC's website, http://www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for the Company's 2004 Annual Meeting of Stockholders must submit the proposal to the Company no later than January __, 2004. All such submissions must be provided to Cellular Technical Services Company, Inc., 2815 Second Avenue, Suite 100, Seattle, Washington 98121, Attention: Corporate Secretary. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March __, 2004.

                                    By Order Of The Board of Directors

                                    Bruce R. York
                                    Vice President, Chief Financial Officer and
                                    Corporate Secretary
Seattle, Washington
May __, 2003

                                [GRAPHIC OMITTED]
                    Cellular Technical Services Company Inc.
                 2815 Second Avenue, Suite 100, Seattle WA 98121
                   (206) 443-6400 http://www.cellulartech.com

                                   APPENDIX A
                                   ----------

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                            2002 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE OF PLAN.

The name of this plan is the Cellular Technical Services Company, Inc. 2002 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (as hereinafter defined) on June 6, 2002 and amended on April 10, 2003. The purpose of the Plan is to enable the Company and its Subsidiaries (as hereinafter defined) to attract, retain and reward directors, officers and executives and to strengthen the existing mutuality of interests between such persons and the Company's stockholders. To accomplish the foregoing, the Plan provides that the Company may grant Restricted Stock to those directors, officers and executives the Board deems appropriate.

SECTION 2.  DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Award" means an award of Restricted Stock pursuant to the Plan.

     (b) "Award Agreement" means, with respect to each Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     (c) "Board" means the board of directors of the Company.

     (d) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities, cash or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

     (e) "Change in Control" means the occurrence of any event where (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the outstanding shares of Common Stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock, (ii) the Company consolidates with, or merges into, another person or conveys, transfers, sells or leases all or substantially all of its assets to any person, or any person consolidates with, or merges into, the Company, in either event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for, cash, securities or other property, other than any such transaction between the Company and its Subsidiaries, with the effect that any "person" becomes the "beneficial owner," directly or indirectly, of 50% or more of the outstanding shares of Common Stock of the Company or securities representing 50% or more of the combined voting power of the Company's voting stock, or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

     (f) "Committee" means the committee established by the Board to administer the Plan, or in the absence of such a committee, the Board.

     (g) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     (h) "Company" means Cellular Technical Services Company, Inc., a Delaware corporation (or any successor corporation).

     (i) "Eligible Recipient" means a director, officer or executive of the Company or of any Parent or Subsidiary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) "Fair Market Value" as of a particular date shall mean the fair market value of a Share as determined by the Committee in its sole discretion, provided that (i) if the Shares are admitted to trading on a national securities exchange, fair market value of a Share on any date shall be the closing sale price reported for such Share on such securities exchange on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and have been designated as a National Market System ("NMS") security, fair market value of a Share on any date shall be the closing sale price reported for such Share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to (a) quotation on the Nasdaq System and not designated an NMS security or (b) the OTC Bulletin Board, fair market value of a Share on any date shall be the average of the highest bid and lowest asked prices of such Share on such system on the last date preceding such date on which both bid and ask prices were reported.

     (l) "Parent" means any entity (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the entities in the chain (other than the Company) owns equity possessing 50% or more of the combined voting power of all classes of equity in one of the other entities in the chain.

     (m) "Participant" means any Eligible Recipient selected by the Committee, pursuant to the Committee's authority in Section 3 hereof, to receive an Award.

     (n) "Plan" means this Cellular Technical Services Company, Inc. 2002 Stock Incentive Plan.

     (o) "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Section 7 hereof.

     (p) "Securities Act" means the Securities Act of 1933, as amended from time to time.

     (q) "Shares" means shares of Common Stock and any successor security.

     (r) "Subsidiary" means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities (other than the last entity) in the unbroken chain owns 50% or more of the total combined voting power in one of the other entities in the chain.

     (s) "Ten Percent Owner" means an Eligible Recipient who owns more than ten percent of the total combined voting power of the Company or its Parent or Subsidiary entities.

     (t) "Termination" means a Participant's cessation of employment with, or service as a director to, the Company or a Parent or Subsidiary. A Termination shall not occur so long as a Participant remains employed with, or continues to provide service as a director to, any of the Company, a Parent or a Subsidiary.

SECTION 3.  ADMINISTRATION.

     (a) The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Committee shall have the power and authority, without limitation:

         (i)    to select those Eligible Recipients who shall be Participants;

         (ii) to determine whether and to what extent Awards are to be granted hereunder to Participants;

         (iii) to determine the number of Shares to be covered by each Award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

         (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

         (vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

         (vii) to interpret the terms and provisions of the Plan and any Award (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan.

      (b) The Committee may, in its absolute discretion, without amendment to the Plan, accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Award or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

      (c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4.  SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

      (a) The total number of Shares reserved and available for issuance under the Plan shall be 195,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

      (b) To the extent that any Shares subject to any Award are forfeited, such Shares shall again be available for issuance in connection with future Awards.

SECTION 5.  EQUITABLE ADJUSTMENTS; CHANGE IN CONTROL

      (a) In the event of any Change in Capitalization, an equitable substitution or adjustment may be made in (i) the aggregate number and/or kind of Shares reserved for issuance under the Plan, and (ii) the kind and number of Shares subject to outstanding Awards, in each case as may be determined by the Committee, in its sole discretion.

      (b) In the event of any Change of Control, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards.

SECTION 6.  PARTICIPATION.

     The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Recipients. The Committee shall have the authority to grant Awards to any Eligible Recipient.

SECTION 7.  RESTRICTED STOCK.

     (a) General. Awards shall be evidenced by an Award Agreement. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, Awards shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 7(c) applicable to Awards. The provisions of the Award Agreements need not be the same with respect to each Participant.

     (b) Awards and Certificates. The prospective recipient of an Award shall not have any rights with respect to any such Award unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Committee may specify after the award date. Each Participant who is granted an Award shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

     (c) Nontransferability. The Awards granted pursuant to this Section 7 shall be subject to the restrictions on transferability set forth in this Section 7(c). During such period as may be set by the Committee in the Award Agreement (the "Restricted Period"), but in no case for less than one year, the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution; provided that the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion. The Committee may also impose such other restrictions and conditions on awarded Restricted Stock as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

     (d) Rights as a Stockholder. Except as provided in Sections 7(b), 7(c) and 10(c) or as otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards except as the Committee, in its sole discretion, shall otherwise determine, except that such certificates shall bear such Securities Act legends as the Company shall deem necessary.

     (e) Termination of Employment. The rights of Participants upon Termination for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Awards.

SECTION 8.  AMENDMENT AND TERMINATION.

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would (i) except as contemplated in Section 5, increase the number of shares of Common Stock available under the Plan unless stockholder approval is obtained, (ii) change the eligibility requirements for Eligible Recipients unless stockholder approval is obtained, or (iii) impair the rights of a Participant under any Award theretofore granted without such Participant's consent. The Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of securities exchange rules or other applicable law.

SECTION 9.  GENERAL PROVISIONS.

     (a) Shares shall not be issued pursuant to any Award granted hereunder unless such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any securities exchange upon which the Common Stock may then be listed.

     (b) The Committee may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     (c) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (d) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required. Neither the adoption of the Plan nor the granting of any Award to an Eligible Recipient shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time. The granting of one Award to an Eligible Recipient shall not entitle the Eligible Recipient to any additional grants of Awards thereafter.

     (e) The definitions set forth in this Plan are solely for the purposes of the operation of this Plan, and such definitions shall not be used for any purposes unrelated to this Plan.

SECTION 10. STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

     (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months before or after the date the Board adopts the Plan.

     (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of October 7, 2002 (the "Effective Date").

     (c) No Participant shall possess any rights or incidents of ownership with respect to the Shares of Restricted Stock as described in Section 7(d) hereof until the Plan has been approved by the stockholders of the Company. Until such time as the Plan is approved by the stockholders of the Company, any Award shall be held in escrow by Jenkens & Gilchrist Parker Chapin LLP, the Company's counsel, and each stockholder shall sign an escrow agreement in the form attached hereto as Exhibit A.

SECTION 11. TERM OF PLAN.

     No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

SECTION 12. GOVERNING LAW.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                                    EXHIBIT A
                                    ---------

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT
                                ----------------

     The parties to this ESCROW AGREEMENT (this "Agreement"), dated as of _______ __, 2002, are CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation (the "Company"), _________________, an individual (the "Restricted Stockholder"), and JENKENS & GILCHRIST PARKER CHAPIN LLP, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Stock Award Agreement, dated as of ________, ____, between the Company and the Restricted Stockholder (the "Award Agreement") and the Company's 2002 Restricted Stock Incentive Plan (the "Plan") that governs the Award Agreement, the Company and the Restricted Stockholder desire to place the ____________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), awarded to the Restricted Stockholder under the Award Agreement (the "Shares"), in escrow until the stockholders of the Company vote to approve or reject the Plan; and

     WHEREAS, the Escrow Agent is willing, under the terms and conditions contained in this Agreement, to act as escrow agent for the Shares;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. On or prior to the execution hereof, the Company shall have delivered the Shares to the Escrow Agent. The escrow period (the "Escrow Period") shall begin on the date the Shares were delivered to the Escrow Agent and shall continue until the earlier of (i) ten days after the stockholders of the Company vote to approve or reject the Plan or (ii) all of the certificates representing the Shares are distributed according to the terms of this Agreement; provided, however, that if the Escrow Agent is notified of a dispute or conflict between the Company and the Restricted Stockholder with respect to any of the Shares, the Escrow Period shall continue until the Escrow Agent is no longer in possession of the Shares pursuant to the procedures provided in this Agreement.
     2. Upon the joint written direction (the "Direction") of the Company and the Restricted Stockholder, the Escrow Agent shall cause the release of the Shares to the Restricted Stockholder or to the Company, as directed by the Direction. If the Escrow Agent possesses any Shares at the end of the Escrow Period without receiving a Direction, the Escrow Agent shall deliver such Shares to the Company unless otherwise directed by a final order, decree or judgment issued by a court of competent jurisdiction.
     3. During the Escrow Period, none of the Shares shall become the property of the Restricted Stockholder or any other person or be subject to the debts of the Restricted Stockholder or any other person, and the Escrow Agent shall neither make nor permit any disbursements or deliveries of Shares except as expressly provided herein.

     4. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Restricted Stockholder and the Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on, and shall be protected in relying on or refraining from acting pursuant to, any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, provided that such acts do not constitute gross negligence or willful misconduct on the part of the Escrow Agent.
     5. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company and the Restricted Stockholder from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Shares, except such as are occasioned by the Escrow Agent's own acts or omissions amounting to gross negligence or willful misconduct as determined by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected.
     6. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering, or purporting to execute or deliver, the Award Agreement or any documents or papers deposited or called for hereunder.
     7. The Company shall pay the Escrow Agent for its escrow services, and expenses related to such escrow services, pursuant to this Agreement, but not in connection with a dispute or conflict except as described below. In connection with any dispute or conflict that arises between the Company and the Restricted Stockholder pursuant to this Agreement, the Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the written advice of such counsel, and may pay such counsel reasonable compensation therefore, which compensation shall be equally reimbursed by the Company and the Restricted Stockholder.
     8. It is understood and agreed that should any dispute arise between the Company and the Restricted Stockholder with respect to the delivery, ownership or right of possession of the Shares held by the Escrow Agent hereunder, the Escrow Agent shall retain the Shares held by it for a period of thirty (30) days so that the Company and the Restricted Stockholder may settle such dispute by mutual written agreement. If no mutual written agreement is reached during such thirty (30) day period, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain the Shares in the Escrow Agent's possession without liability to anyone until such disputes have been settled either by mutual written agreement of the Company and the Restricted Stockholder or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, provided, however, that the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to cause the Shares to be delivered, on behalf of the Escrow Agent, to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedures therefore.

     9. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by providing written notice to the Company and the Restricted Stockholder, effective when the Shares in the control of the Escrow Agent are delivered or transferred to a successor escrow agent selected by the Company and the Restricted Stockholder. In the event of any such resignation, the Company and the Restricted Stockholder shall appoint a mutually agreeable successor escrow agent.
     10. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile delivery at the address or number designated below if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received or (b) on the second business day following the date of mailing by express courier service providing for next day delivery, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Escrow Agent shall be sent a copy of all notices, demands, requests, waivers or other communications sent from one party to another relating to the Shares or this Agreement. Any notice to the Escrow Agent shall be addressed to Jenkens & Gilchrist Parker Chapin LLP, Chrysler Building, 405 Lexington Avenue, New York, NY 10174, Attention: Michael J. Shef, Esq. (Fax: (212) 704-6288). Contact information for the Company and the Restricted Stockholder is contained on their respective signature pages at the end of this Agreement
     11. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement and the Escrow Agent does not become a party to the Award Agreement or the Plan.
     12. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws.
     13. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. This Agreement constitutes the entire agreement amongst the parties with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                      CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                      By:
                                         ---------------------------------------
                                         Name:  Bruce R. York
                                         Title: Vice President, Chief Financial
                                                Officer and Secretary

        Address and facsimile for notices or correspondence:

                                       Cellular Technical Services Company, Inc.
        2815 Second Avenue, Suite 100
        Seattle, WA 98121
        Attn: Bruce R. York
        (206) 269-1404


                                      Escrow Agent:

                                      JENKENS & GILCHRIST PARKER CHAPIN LLP


                                      By:_________________________________
                                         Name:  Michael J. Shef
                                         Title: Partner


                                      Restricted Stockholder:


                                      ____________________________________
                                         Name:

                                      Address and facsimile for notices
                                      or correspondence:

                                   APPENDIX B
                                   ----------

                     PROPOSED TEXT OF AMENDMENT OF RESTATED
                          CERTIFICATE OF INCORPORATION


The restated certificate of incorporation of the Corporation, as amended to date, is to be further amended by adding the following paragraph immediately after the present second paragraph of ARTICLE FOURTH thereof:

               "Effective upon the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, each three (3) shares of Common Stock, $.001 par value per share, of the Corporation then issued and outstanding or held in the treasury of the Corporation automatically shall be combined into one (1) share of Common Stock of the Corporation. There shall be no fractional shares issued. Each holder of shares of Common Stock who otherwise would be entitled to receive a fractional share shall be entitled to receive a cash payment in lieu thereof at a price equal to the fraction to which such holder would otherwise be entitled to receive multiplied by the closing price of Common Stock as reported in The Wall Street Journal on the last trading day prior to the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, or, if such price is not available, the average of the last bid and asked prices of the Common Stock on such day, or such other price as may be determined by the Board of Directors of the Corporation."

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), hereby appoints JOSHUA J. ANGEL and BRUCE R. YORK, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of the Company, to be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 5, 2003 at 10:00 a.m. local time, and at any adjournments or postponements thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2 LISTED BELOW.

1.   Election of Stephen Katz as a Class III director.

     [ ]  VOTE FOR the nominee listed above.

     [ ]  AGAINST the nominee listed above.

     [ ]  VOTE WITHHELD from the nominee listed above.

2.   Approval of the 2002 Stock Incentive Plan.

     [ ]  VOTE FOR

     [ ]  AGAINST

     [ ]  ABSTAIN.

3. Authorization of an amendment to the Restated Certificate of Incorporation to effect a one-for-three reverse stock split.

     [ ]  VOTE FOR

     [ ]  AGAINST

     [ ]  ABSTAIN.

4. Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


                               (see reverse side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 LISTED ON THE REVERSE SIDE.

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 2002 Annual Report.



                                     Dated:____________________________, 2003



                                    --------------------------------------------
                                    (Signature of Stockholder)


                                    --------------------------------------------
                                    (Signature of Stockholder - if held jointly)


                              IMPORTANT NOTE: Please sign exactly as your name appears hereon and mail it promptly even if you plan to attend the meeting. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. If signing as a corporation, please sign in full corporate name by a duly authorized officer. If signing as a partnership, please sign in partnership name by a duly authorized person.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                   PROMPTLY MAIL IT IN THE ENVELOPE PROVIDED.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.